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Annual Report

March 31, 2002

CMA Connecticut
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2002, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 1.49%.* As of March 31, 2002, the Fund's 7-day yield was 0.79%.

Economic Environment

During the six-month period ended March 31, 2002, US financial markets slowly recovered to exceed pre-September 11, 2001 levels. Economic data released in the first quarter of 2002 indicated that the bottom of the current business cycle appeared to have occurred during the fourth quarter of 2001. The domestic economy strengthened during the period and the recovery proved to be consumer driven. Interest rate-sensitive sectors, including housing and automobile sales, continued to perform especially well. A perceived improvement in economic conditions helped to push equity market levels higher while US Treasury prices, especially in the intermediate range of 2 years-10 years, moved lower. The Federal Reserve Board, which lowered short-term interest rates by an additional 125 basis points (1.25%) during the first half of the period, acknowledged the burgeoning recovery at its March 2002 meeting and shifted its stated bias from "conditions favoring weakness" to neutral. This was the Federal Reserve Board's first shift in bias since December 2000, setting the stage for near-term future interest rate increases as many investors view the current target level of the Federal Funds rate to be unsustainably accommodative.

Investment Strategy

In the short-term municipal market, yields on municipal notes, tax-exempt commercial paper and variable rate demand products all trended lower for a majority of the period. The additional Federal Reserve Board interest rate cuts, increased assets into tax-exempt money funds and attractive relative valuations when compared to taxable counterparts, all contributed to this drop in yields. However, by the end of the period, short-term municipal yields began to reverse direction as domestic growth appeared to strengthen and the near-term possibility of higher short-term interest rates increased.

During the six-month period ended March 31, 2002, we pursued a neutral investment strategy. The Fund's average portfolio maturity during the period remained centered in the 25-day-30-day range. Two areas influenced our portfolio strategy and ultimately our average portfolio maturity. First, we continued to be an active buyer of municipal notes. This sector provided some excellent opportunities to increase the asset diversification of the Fund's holdings and provided an attractive yield compared to variable rate demand notes and tax-exempt commercial paper products. We chose to limit our interest rate risk by focusing on issuance that will mature during the next three months-six months as the short-term municipal yield curve provided little incentive to aggressively extend the Fund's average maturity. Second, we continued to

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

allocate approximately 13% of the Fund's assets to tax-exempt commercial paper. Early in the period, these securities were purchased with maturities ranging from 90 days to 120 days. We chose this range to secure attractive yields through the first quarter of 2002 in anticipation of the sharp decline in interest rates that occurred. In the first quarter of 2002, the probability of higher short-term interest rates increased, which strongly influenced our decision to repurchase our commercial paper holdings but with a shorter maturity horizon of 60 days-90 days. Finally, our portfolio strategy and asset allocation for the fiscal year ended March 31, 2002 provided shareholders with a well-diversified portfolio of high credit quality securities and a stable net asset value.

In the coming months, we anticipate a substantial increase in short-term municipal issuance, as state and local governments nationwide continue to struggle to meet budgetary tax revenue projections. Specific to Connecticut, the state's economy remains mired in recessionary territory, registering six consecutive quarters of declining growth. This weakness will likely increase the state's and local municipalities' dependence on short-term municipal issuance to satisfy their financial obligations. This increased supply, coupled with the possibility of the Federal Reserve Board raising short-term borrowing interest rates, could place further upward pressure on short-term yields. However, we believe the Fund is well positioned should market conditions present attractive opportunities to appropriately extend the average portfolio maturity.

In Conclusion

We thank you for your continued support of CMA Connecticut Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager

May 1, 2002

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002                      (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Connecticut--     $ 9,004        Bethel, Connecticut, GO, Refunding, BAN, 3% due 7/05/2002 ........................   $  9,016
94.0%               3,100        Connecticut Development Authority, Airport Facility Revenue Bonds
                                 (LearJet Inc Project), VRDN, AMT, 1.55% due 4/01/2026 (d) ........................      3,100
                   10,815        Connecticut State Airport Revenue Bonds, FLOATS, Series A-60,
                                 1.40% due 10/01/2004 (b)(d) ......................................................     10,815
                    4,425        Connecticut State Clean Water Fund Revenue Bonds, 6.125% due 8/01/2002 (f) .......      4,577
                   25,430        Connecticut State Development Authority, Health Care Revenue Refunding
                                 Bonds (Independent Living Project), VRDN, 1.35% due 7/01/2015 (d) ................     25,430
                                 Connecticut State Development Authority, IDR, VRDN (d):
                    2,890            (Connecticut Spring and Stamping Corp.), AMT, 1.55% due 9/01/2008 ............      2,890
                    2,765            (Reflexite Corporation Project), Series A, 1.55% due 8/01/2013 ...............      2,765
                    2,860            (Reflexite Corporation Project), Series B, 1.55% due 8/01/2013 ...............      2,860
                    6,700            (Wyre Wynd Corporation Project), AMT, 1.45% due 12/01/2008 ...................      6,700
                   19,200        Connecticut State Development Authority, PCR (Connecticut Light and
                                 Power Company Project), VRDN, AMT, Series A, 1.45% due 5/01/2031 (a)(d) ..........     19,200
                                 Connecticut State Development Authority, PCR, Refunding (New England
                                 Power Company), CP:
                   10,000            1.15% due 4/03/2002 ..........................................................     10,000
                    5,000            1.20% due 4/03/2002 ..........................................................      5,000
                   10,300        Connecticut State Development Authority Revenue Bonds (Solid Waste
                                 Project--Rand-Whitney Container Board), VRDN, AMT, 1.30%
                                 due 8/01/2023 (d) ................................................................     10,300
                    3,625        Connecticut State, GO, Refunding, FLOATS, Series 515,
                                 2.55% due 12/15/2013 (d) .........................................................      3,625
                    7,300        Connecticut State, HFA, M/F Housing Revenue Bonds (Elm Haven), VRDN,
                                 AMT, Series A, 1.45% due 12/01/2017 (d) ..........................................      7,300
                                 Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance
                                 Program), VRDN (d):
                   17,700        AMT, Series D-3, 1.50% due 5/15/2033 (a) .........................................     17,700
                   12,035        Series D, 1.55% due 11/15/2024 ...................................................     12,035
                   31,735        Series G, 1.50% due 5/15/2018 (a) ................................................     31,735

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
UPDATES   Unit Price Demand Adjustable Tax-Exempt Securities
VRDN      Variable Rate Demand Notes

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Connecticut                      Connecticut State Health and Educational Facilities Authority Revenue Bonds:
(continued)       $ 2,040            (Charlotte Hungerford), VRDN, Series C, 1.45% due 7/01/2013 (d) ..............   $  2,040
                    5,300            (Greater Hartford YMCA), VRDN, Series A, 1.48% due 7/01/2032 (d) .............      5,300
                    8,500            (Hartford Hospital), VRDN, Series B, 1.45% due 7/01/2030 (d) .................      8,500
                   14,600            (Hospital of St Raphael), VRDN, Series J, 1.36% due 7/01/2022 (d) ............     14,600
                    2,055            (Marvelwood School Issue), VRDN, Series A, 1.30% due 7/01/2030 (d) ...........      2,055
                    7,495            (Middlesex Hospital), VRDN, Series J, 1.30% due 7/01/2026 (d) ................      7,495
                    2,460            (Norwalk Hospital), Series D, 6.25% due 7/01/2002 (e)(f) .....................      2,535
                   25,200            (Quinnipiac University), VRDN, Series F, 1.40% due 7/01/2031 (d)(g) ..........     25,200
                    7,100            (Rectory School), VRDN, Series A, 1.60% due 7/01/2030 (d) ....................      7,100
                   10,100            (Stamford Hospital), UPDATES, Series H, 1.36% due 7/01/2024 (d)(e) ...........     10,100
                    3,640            (United Methodist Home), VRDN, Series A, 1.30% due 7/01/2031 (d) .............      3,640
                    4,600            (Yale University), CP, 1.35% due 6/12/2002 ...................................      4,595
                   26,765            (Yale University), CP, Series S, 1.15% due 4/11/2002 .........................     26,765
                    8,900            (Yale University), CP, Series S, 1.35% due 6/10/2002 .........................      8,900
                   15,700            (Yale University), VRDN, Series T-1, 1.40% due 7/01/2029 (d) .................     15,700
                    5,000            (Yale University), VRDN, Series U, 1.40% due 7/01/2033 (d) ...................      5,000
                   46,260            (Yale University), VRDN, Series U-2, 1.40% due 7/01/2033 (d) .................     46,260
                                 Connecticut State Health and Educational Facilities Authority, Revenue
                                 Refunding Bonds, VRDN (d):
                   28,155            (Ascension Health Credit), Series B, 1.45% due 11/15/2029 ....................     28,155
                    2,300            (Kent School Corporation), Series C, 1.35% due 7/01/2030 (e) .................      2,300
                   28,245        Connecticut State Revenue Bonds, VRDN, Series A,
                                 1.45% due 2/15/2021 (d) ..........................................................     28,245
                                 Connecticut State Special Tax Obligation Revenue Bonds:
                    7,320            5.50% due 10/01/2002 (b) .....................................................      7,458
                   29,315            Transportation Infrastructure, VRDN, Second Lien, Series 1,
                                     1.45% due 12/01/2010 (d) .....................................................     29,315
                    7,200            Transportation Infrastructure, VRDN, Series 1,
                                     1.40% due 9/01/2020 (b)(d) ...................................................      7,200
                    4,000        Connecticut State Special Tax, Obligation Revenue Refunding Bonds,
                                 FLOATS, Series 545, 1.48% due 10/01/2014 (b)(d) ..................................      4,000
                                 Danbury, Connecticut, GO, Refunding, BAN:
                    2,900            Lot A, 1.50% due 8/07/2002 ...................................................      2,903
                   15,333            Lot B, 1.50% due 5/15/2002 ...................................................     15,339
                    2,479        Derby, Connecticut, GO, BAN, 1.75% due 12/12/2002 ................................      2,485
                      800        Eastern Connecticut State Regional Educational Service Center
                                 Revenue Bonds, BAN, 2.30% due 12/18/2002 .........................................        803
                   10,000        Fairfield, Connecticut, GO, BAN, 2.75% due 6/21/2002 .............................     10,006
                   16,545        Hartford, Connecticut, Redevelopment Agency, M/F Mortgage
                                 Revenue Refunding Bonds (Underwood Tower Project), VRDN,
                                 1.45% due 6/01/2020 (c)(d) .......................................................     16,545

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONCLUDED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Connecticut       $ 6,000        Hartford County, Connecticut, Metropolitan District, BAN, Series A,
(concluded)                      2% due 4/02/2002 .................................................................   $  6,000
                   11,000        Meriden, Connecticut, BAN, 3.25% due 8/08/2002 ...................................     11,017
                                 New Britain, Connecticut, GO, VRDN (a)(d):
                    5,355            1.40% due 4/01/2013 ..........................................................      5,355
                    7,695            Series B, 1.30% due 4/01/2020 ................................................      7,695
                    4,000        New Canaan, Connecticut, Housing Authority Revenue Bonds (Village at
                                 Waveny Care Center), VRDN, 1.20% due 1/01/2022 (d) ...............................      4,000
                    9,090        North Canaan, Connecticut, Housing Authority Revenue Bonds
                                 (Geer Woods Project), VRDN, 1.30% due 8/01/2031 (d) ..............................      9,090
                      990        Stafford, Connecticut, GO, BAN, 3.10% due 8/01/2002 ..............................        992
                                 West Haven, Connecticut, GO:
                      800            5% due 2/01/2003 (b) .........................................................        824
                   10,890            BAN, 2% due 1/30/2003 ........................................................     10,928
                    2,350        Windham, Connecticut, BAN, 2.75% due 6/05/2002 ...................................      2,351
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--                    Government Development Bank of Puerto Rico, CP:
5.8%                6,500            1.30% due 4/08/2002 ..........................................................      6,500
                    7,700            1.35% due 5/08/2002 ..........................................................      7,700
                    9,000        Municipal Securities Trust Certificates, Revenue Bonds, VRDN,
                                 Series 2000-107, Class A, 1.42% due 5/19/2009 (c)(d) .............................      9,000
                    3,000        Puerto Rico Commonwealth, Highway and Transportation Authority,
                                 Transportation Revenue Refunding Bonds, VRDN, Series A,
                                 1.60% due 7/01/2028 (a)(d) .......................................................      3,000
                                 Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                 MSTR, VRDN (d)(e):
                    6,400            Series SGA-43, 1.42% due 7/01/2022 ...........................................      6,400
                    3,800            Series SGA 44, 1.42% due 7/01/2023 ...........................................      3,800
------------------------------------------------------------------------------------------------------------------------------
                                 Total Investments (Cost--$630,239*)--99.8% .......................................    630,239

                                 Other Assets Less Liabilities--0.2% ..............................................      1,537
                                                                                                                      --------
                                 Net Assets--100.0% ...............................................................   $631,776
                                                                                                                      ========
==============================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(e)   MBIA Insured.
(f)   Prerefunded.
(g)   Radian Insured.
* Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2002

Assets:
Investments, at value (identified cost--$630,239,441) .......................                   $630,239,441
Cash ........................................................................                         65,324
Interest receivable .........................................................                      1,945,285
Prepaid registration fees and other assets ..................................                         11,840
                                                                                                ------------
Total assets ................................................................                    632,261,890
                                                                                                ------------
Liabilities:
Payables:
  Investment adviser ........................................................   $    236,667
  Distributor ...............................................................        111,337
  Beneficial interest redeemed ..............................................         93,584         441,588
                                                                                ------------
Accrued expenses and other liabilities ......................................                         44,711
                                                                                                ------------
Total liabilities ...........................................................                        486,299
                                                                                                ------------
Net Assets ..................................................................                   $631,775,591
                                                                                                ============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized ..................................................................                   $ 63,190,944
Paid-in capital in excess of par ............................................                    568,644,164
Accumulated realized capital losses--net ....................................                        (59,517)
                                                                                                ------------
Net Assets--Equivalent to $1.00 per share based on 631,909,442 shares of
beneficial interest outstanding .............................................                   $631,775,591
                                                                                                ============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2002

Investment Income:
Interest and amortization of premium and discount earned ...                  $13,323,678

Expenses:
Investment advisory fees ...................................   $ 2,993,148
Distribution fees ..........................................       767,636
Accounting services ........................................       103,377
Professional fees ..........................................        67,951
Transfer agent fees ........................................        57,789
Registration fees ..........................................        35,714
Custodian fees .............................................        32,134
Printing and shareholder reports ...........................        26,116
Pricing fees ...............................................         7,935
Trustees' fees and expenses ................................         4,394
Other ......................................................        13,991
                                                               -----------
Total expenses .............................................                    4,110,185
                                                                              -----------
Investment income--net .....................................                    9,213,493
Realized Gain on Investments--Net ..........................                       39,912
                                                                              -----------
Net Increase in Net Assets Resulting from Operations .......                  $ 9,253,405
                                                                              ===========

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Year Ended March 31,
                                                                                          ----------------------------------
Increase (Decrease) in Net Assets:                                                              2002               2001
----------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ................................................................   $     9,213,493    $    18,645,277
Realized gain on investments--net .....................................................            39,912              6,422
                                                                                          ---------------    ---------------
Net increase in net assets resulting from operations ..................................         9,253,405         18,651,699
                                                                                          ---------------    ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net .................................        (9,213,493)       (18,645,277)
                                                                                          ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ......................................................     1,923,866,252      2,091,016,940
Value of shares issued to shareholders in reinvestment of dividends ...................         9,213,872         18,644,960
                                                                                          ---------------    ---------------
                                                                                            1,933,080,124      2,109,661,900
Cost of shares redeemed ...............................................................    (1,945,704,711)    (2,088,799,100)
                                                                                          ---------------    ---------------
Net increase (decrease) in net assets derived from beneficial interest transactions ...       (12,624,587)        20,862,800
                                                                                          ---------------    ---------------
Net Assets:
Total increase (decrease) in net assets ...............................................       (12,584,675)        20,869,222
Beginning of year .....................................................................       644,360,266        623,491,044
                                                                                          ---------------    ---------------
End of year ...........................................................................   $   631,775,591    $   644,360,266
                                                                                          ===============    ===============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                       For the Year Ended March 31,
                                                             ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                             --------     --------     --------     --------     --------
Investment income--net ...................................        .02          .03          .03          .03          .03
Realized gain (loss) on investments--net .................         --+          --+          --+          --+          --+
                                                             --------     --------     --------     --------     --------
Total from investment operations .........................        .02          .03          .03          .03          .03
                                                             --------     --------     --------     --------     --------
Less dividends from investment income--net ...............       (.02)        (.03)        (.03)        (.03)        (.03)
                                                             --------     --------     --------     --------     --------
Net asset value, end of year .............................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                             ========     ========     ========     ========     ========
Total Investment Return ..................................      1.49%        3.21%        2.66%        2.62%        2.93%
                                                             ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................       .67%         .67%         .67%         .70%         .69%
                                                             ========     ========     ========     ========     ========
Investment income--net ...................................      1.50%        3.16%        2.63%        2.58%        2.88%
                                                             ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of year (in thousands) ...................   $631,776     $644,360     $623,491     $481,633     $453,295
                                                             ========     ========     ========     ========     ========

+     Amount is less than $.01 per share.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $22,926 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, the Fund reimbursed FAM $12,768 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                 3/31/2002            3/31/2001
--------------------------------------------------------------------------------
Distributions
paid from:
  Tax-exempt income ..................          $ 9,213,493          $18,645,277
                                                -----------          -----------
Total distributions ..................          $ 9,213,493          $18,645,277
                                                ===========          ===========
--------------------------------------------------------------------------------

As of March 31, 2002, there were no significant differences between the book and tax components of net assets.

5. Capital Loss Carryforward:

At March 31, 2002, the Fund had a net capital loss carryfoward of approximately $60,000, of which $39,000 expires in 2006 and $21,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

CMA CONNECTICUT MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 3, 2002

CMA CONNECTICUT MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

                                                                                                         Number of
                                                                                                        Portfolios        Other
                                                                                                          in Fund       Director-
                        Position(s)  Length                                                               Complex         ships
                            Held     of Time                                                            Overseen by      Held by
Name, Address & Age      with Fund   Served    Principal Occupation(s) During Past 5 Years                Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
====================================================================================================================================
Terry K. Glenn*          President  1999 to    Chairman, Americas Region since 2001, and                 127 Funds     None
800 Scudders Mill Road   and        Present    Executive Vice President since 1983 of Fund            184 Portfolios
Plainsboro, NJ 08536     Trustee               Asset Management, L.P. ("FAM") and Merrill Lynch
Age: 61                                        Investment Managers, L.P. ("MLIM"); President of
                                               Merrill Lynch Mutual Funds since 1999; President
                                               of FAM Distributors, Inc. ("FAMD") since 1986
                                               and Director thereof since 1991; Executive Vice
                                               President and Director of Princeton Services, Inc.
                                               ("Princeton Services") since 1993; President
                                               of Princeton Administrators, L.P. since 1988;
                                               Director of Financial Data Services, Inc.,
                                               since 1985.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

                                                                                                         Number of
                                                                                                        Portfolios        Other
                                                                                                          in Fund       Director-
                        Position(s)  Length                                                               Complex         ships
                            Held     of Time                                                            Overseen by      Held by
Name, Address & Age      with Fund   Served*   Principal Occupation(s) During Past 5 Years                Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
====================================================================================================================================
Ronald W. Forbes         Trustee    1977 to    Professor Emeritus of Finance, School of Business,        46 Funds      None
1400 Washington Avenue              present    State University of New York at Albany since           55 Portfolios
Albany, NY 12222                               2000; and Professor thereof from 1989
Age: 61                                        to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery    Trustee    1995 to    Professor, Harvard Business School since 1989.            46 Funds      Unum-
Harvard Business School             present                                                           55 Portfolios    Provident
Soldiers Field Road                                                                                                    Corporation
Boston, MA 02163                                                                                                       and Newell
Age: 49                                                                                                                Rubbermaid
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C. Reilly        Trustee    1990 to    Self-employed financial consultant since 1990.            46 Funds      None
9 Hampton Harbor Road               present                                                           55 Portfolios
Hampton Bays, NY 11946
Age: 70
------------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan            Trustee    1992 to    Founder and currently Director Emeritus of The            46 Funds      Charter
127 Commonwealth Avenue             present    Boston University Center for the Advancement           55 Portfolios    Education
Chestnut Hill, MA 02467                        of Ethics and Character and Director thereof                            Partnership
Age: 69                                        from 1989 to 1999; Professor from 1982 to 1999                          and the
                                               at Boston University.                                                   Council for
                                                                                                                       Ethical and
                                                                                                                       Spiritual
                                                                                                                       Education.
------------------------------------------------------------------------------------------------------------------------------------

CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONTINUED)

                                                                                                         Number of
                                                                                                        Portfolios        Other
                                                                                                          in Fund       Director-
                        Position(s)  Length                                                               Complex         ships
                            Held     of Time                                                            Overseen by      Held by
Name, Address & Age      with Fund   Served*   Principal Occupation(s) During Past 5 Years                Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
====================================================================================================================================
Roscoe S. Suddarth       Trustee    2000 to    Former President, Middle East Institute                   46 Funds      None
7403 MacKenzie Court                present    from 1995 to 2001.                                     55 Portfolios
Bethesda, MD 20817
Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West          Trustee    1978 to    Professor of Finance since 1984, and currently            46 Funds      Bowne & Co.,
Box 604                             present    Dean Emeritus of New York University                   55 Portfolios    Inc.; Vornado
Genoa, NV 89411                                Leonard N. Stern School of Business                                     Realty Trust;
Age: 64                                        Administration.                                                         and Alex-
                                                                                                                       ander's Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D. Zinbarg        Trustee    1994 to    Self-employed financial consultant since                  46 Funds      None
5 Hardwell Road                     present    1994.                                                  55 Portfolios
Short Hills, NJ 07078
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

*     The Trustee's term is unlimited.

                         Position(s)  Length
                             Held     of Time
Name, Address & Age       with Fund   Served*  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
====================================================================================================================================
Donald C. Burke           Vice       1993 to   First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011             President  present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton, NJ 08543-9011  and        and       1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
Age: 41                   Treasurer  1999 to   from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                     present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob          Senior     1989 to   First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011             Vice       present
Princeton, NJ 08543-9011  President
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo          Senior     2001 to   First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011             Vice       present   1991 to 1997.
Princeton, NJ 08543-9011  President
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Steven T. Lewis           Vice       1996 to   Vice President of MLIM since 1998; Assistant Vice President of MLIM from
P.O. Box 9011             President  present   1995 to 1998.
Princeton, NJ 08543-9011  and
Age: 37                   Portfolio
                          Manager
------------------------------------------------------------------------------------------------------------------------------------

CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONCLUDED)

                         Position(s)  Length
                             Held     of Time
Name, Address & Age       with Fund   Served*  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers (concluded)
====================================================================================================================================
Phillip S. Gillespie      Secretary  2001 to   First Vice President of MLIM since 2001; Director of MLIM from 1999 to 2000;
P.O. Box 9011                        present   Vice President of MLIM in 1999; Attorney associated with the Manager and
Princeton, NJ 08543-9011                       FAM from 1998 to 1999; Assistant General Counsel LGT Asset Management,
Age: 38                                        Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of
                                               Investment Management and the Office of General Counsel at the U.S.
                                               Securities and Exchange Commission from 1993 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian                                     Transfer Agent                          + For inquiries regarding
State Street Bank and Trust Company           Financial Data Services, Inc.             your CMA account, call
P.O. Box 351                                  4800 Deer Lake Drive East                 800-CMA-INFO or
Boston, MA 02101                              Jacksonville, FL 32246-6484               800-262-4636.
                                              800-221-7210+

Vincent R. Giordano, Senior Vice President of CMA Connecticut Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Giordano well in his retirement.

[LOGO] Merrill Lynch  Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #16055--3/02